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                                   EXHIBIT 23

                                                                            LOGO

                       CONSENT OF INDEPENDENT ACCOUNTANT

     We consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File No. 333-20109 and File No. 333-20091) and the Company's previously filed Registration Statement on Form S-3 (File No. 333-07843).

/s/ Arthur Andersen & Co.
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Vancouver, British Columbia

April 10, 1997